Exhibit 99.12
                                 -------------
                Computational Materials and/or ABS Term Sheets

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
   SECURITIES CORPORATION                                                                       CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                                     Aggregate (SilentSeconds)
                                                     ARM and Fixed $92,314,832
                                                          Detailed Report


Summary of Loans in Statistical Calculation Pool                                                            Range
(As of Calculation Date)

Total Number of Loans                                                                  531
Total Outstanding Balance                                                      $92,314,832
Average Loan Balance                                                              $173,851            $19,026 to $839,250
WA Mortgage Rate                                                                    7.077%             4.850% to 11.750%
Net WAC                                                                             6.568%             4.341% to 11.241%
ARM Characteristics
      WA Gross Margin                                                               6.620%             3.840% to 9.950%
      WA Months to First Roll                                                           30                  1 to 36
      WA First Periodic Cap                                                         1.718%             1.000% to 3.000%
      WA Subsequent Periodic Cap                                                    1.430%             1.000% to 1.500%
      WA Lifetime Cap                                                              13.989%            10.900% to 18.750%
      WA Lifetime Floor                                                             7.042%             4.850% to 11.750%
WA Original Term (months)                                                              360                360 to 360
WA Remaining Term (months)                                                             359                289 to 360
WA LTV                                                                              79.43%             35.95% to 90.00%
   Percentage of Pool with CLTV > 100%                                               0.00%

WA FICO                                                                                634

Secured by (% of pool)       1st Liens                                             100.00%
                             2nd Liens                                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                    77.40%




  Top 5 States:       Top 5 Prop:         Doc Types:       Purpose Codes      Occ Codes         Grades         Orig PP Term


CA         33.16%  SFR         66.58%  FULL       64.37%  PUR       91.06%  OO      99.24%  A        90.94%  0       22.60%
FL          7.29%  PUD         16.63%  STATED     35.63%  RCO        8.15%  INV      0.76%  A-        1.64%  12       3.02%
CO          6.18%  CND         12.20%                     RNC        0.79%                  B         3.36%  24      39.19%
AZ          4.91%  2 FAM        3.80%                                                       C         2.26%  36      34.33%
TX          4.91%  4 FAM        0.61%                                                       C-        1.12%  60       0.85%
                                                                                            D         0.67%









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 1 of 9             6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                                Aggregate (SilentSeconds)
                                                ARM and Fixed $92,314,832
                                                     Detailed Report
--------------------------------------------------------------------------------------------------
                                                         Program
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM FICO     LTV
--------------------------------------------------------------------------------------------------

30Y LIB6M                      $304,296     2     0.33     $152,148    7.492   358.57  539    72.7
2/28 LIB6M                  $23,350,847   150    25.29     $155,672    6.658   358.92  649    79.8
2/28 LIB6M - IO - 24        $13,968,536    63    15.13     $221,723    6.627   359.27  616    79.5
2/28 LIB6M - IO - 60         $1,317,120     8     1.43     $164,640    6.706   358.20  637    80.0
3/27 LIB6M                  $32,534,105   207    35.24     $157,170    7.577   357.96  638    79.3
3/27 LIB6M - IO - 36        $18,758,448    88    20.32     $213,164    6.980   359.55  620    79.6
3/27 LIB6M - IO - 60           $112,800     1     0.12     $112,800    7.800   359.00  632    80.0
30Yr Fixed                     $900,840     7     0.98     $128,691    7.985   359.52  687    80.0
30Yr Fixed - CC              $1,067,840     5     1.16     $213,568    8.080   360.00  622    71.9
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                      Original Term
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM FICO     LTV
--------------------------------------------------------------------------------------------------
ARM 360                     $90,346,151   519    97.87     $174,077    7.056   358.75  633    79.5
Fixed 360                    $1,968,680    12     2.13     $164,057    8.037   359.78  652    75.6
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                Range of Current Balance
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM  FICO    LTV
--------------------------------------------------------------------------------------------------
$0.01 - $25,000.00              $38,758     2     0.04     $19,379     9.050   289.00  498    77.5
$25,000.01 - $50,000.00        $196,728     6     0.21     $32,788    10.624   296.30  544    74.2
$50,000.01 - $75,000.00      $5,101,531    82     5.53     $62,214     8.151   354.99  616    79.0
$75,000.01 - $100,000.00     $4,398,527    50     4.76     $87,971     7.416   354.34  622    79.5
$100,000.01 - $150,000.00   $16,299,154   130    17.66     $125,378    7.045   359.21  632    79.8
$150,000.01 - $200,000.00   $18,816,814   108    20.38     $174,230    6.962   359.48  634    79.3
$200,000.01 - $250,000.00   $12,002,569    54    13.00     $222,270    6.810   359.50  634    79.8
$250,000.01 - $300,000.00   $11,597,414    42    12.56     $276,129    6.753   359.44  641    79.6
$300,000.01 - $350,000.00    $6,376,531    20     6.91     $318,827    7.049   359.49  632    78.6
$350,000.01 - $400,000.00    $4,867,967    13     5.27     $374,459    6.778   359.23  644    80.0
$400,000.01 - $450,000.00    $2,571,463     6     2.79     $428,577    7.554   359.84  647    79.2
$450,000.01 - $500,000.00    $2,902,275     6     3.14     $483,713    7.768   359.17  622    80.0
$500,000.01 - $550,000.00    $3,154,980     6     3.42     $525,830    6.604   359.49  633    78.1
$550,000.01 - $600,000.00    $1,118,870     2     1.21     $559,435    8.062   359.50  598    79.4
$650,000.01 - $700,000.00    $2,032,000     3     2.20     $677,333    7.175   359.67  692    80.0
$800,000.01 - $850,000.00      $839,250     1     0.91     $839,250    7.625   360.00  619    75.0
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 2 of 9               6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------



                                                Aggregate (SilentSeconds)
                                                ARM and Fixed $92,314,832
                                                     Detailed Report
--------------------------------------------------------------------------------------------------
                                                          State
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
Alabama                         $63,545     1     0.07      $63,545    6.700   359.00  631    80.0
Arizona                      $4,532,736    31     4.91     $146,217    6.684   357.99  638    80.0
California                  $30,610,744   103    33.16     $297,192    6.635   359.54  646    79.3
Colorado                     $5,708,089    33     6.18     $172,972    6.640   359.50  634    80.0
Connecticut                    $232,756     2     0.25     $116,378    7.882   359.72  624    76.4
Delaware                       $147,340     1     0.16     $147,340    6.650   358.00  628    80.0
Florida                      $6,727,718    44     7.29     $152,903    7.103   358.20  632    79.8
Georgia                      $1,305,621     9     1.41     $145,069    7.562   359.15  599    79.4
Hawaii                       $2,012,673     7     2.18     $287,525    6.683   359.31  630    77.1
Idaho                          $403,600     4     0.44     $100,900    6.839   359.31  640    80.0
Illinois                     $2,771,139    18     3.00     $153,952    7.732   358.92  614    79.3
Indiana                      $1,120,599    11     1.21     $101,873    7.134   359.21  631    79.7
Iowa                            $88,000     1     0.10      $88,000    8.200   360.00  694    80.0
Kentucky                     $1,403,064    11     1.52     $127,551    7.522   359.10  632    79.8
Louisiana                      $428,480     5     0.46      $85,696    7.083   359.60  620    80.0
Maryland                     $2,772,765    13     3.00     $213,290    7.265   359.40  635    80.0
Massachusetts                $3,112,676    13     3.37     $239,437    8.216   359.51  611    78.0
Michigan                     $1,717,110    18     1.86      $95,395    7.734   357.57  611    79.8
Mississippi                    $243,695     2     0.26     $121,848    6.971   358.49  666    80.0
Missouri                       $998,990    12     1.08      $83,249    7.856   359.19  653    80.6
Montana                        $309,120     2     0.33     $154,560    7.456   360.00  626    80.0
Nevada                       $2,659,836    15     2.88     $177,322    6.652   359.32  632    80.0
New Hampshire                  $854,949     5     0.93     $170,990    7.948   359.58  624    80.0
New Jersey                   $2,632,604    12     2.85     $219,384    8.277   359.47  619    79.2
New Mexico                     $681,948     4     0.74     $170,487    8.274   359.70  609    80.0
New York                     $1,676,419     7     1.82     $239,488    7.437   359.27  646    78.8
North Carolina                 $124,574     1     0.13     $124,574    6.500   359.00  645    80.0
North Dakota                    $70,400     1     0.08      $70,400    6.950   360.00  697    80.0
Ohio                           $646,395     5     0.70     $129,279    7.698   359.67  604    80.0
Oklahoma                       $352,809     5     0.38      $70,562    7.661   345.02  580    77.6
Oregon                       $1,318,455     9     1.43     $146,495    6.600   359.79  660    80.0
Pennsylvania                   $276,017     4     0.30      $69,004    7.127   353.96  641    80.0
Rhode Island                   $474,500     3     0.51     $158,167    8.076   359.38  586    76.9
Tennessee                    $2,921,753    28     3.16     $104,348    7.441   352.40  617    79.1
Texas                        $4,529,902    47     4.91      $96,381    7.673   356.55  635    79.9
Utah                         $1,718,776    13     1.86     $132,214    6.890   359.43  635    80.0
Virginia                     $1,718,956    10     1.86     $171,896    7.314   358.98  606    80.0
Washington                   $2,412,677    16     2.61     $150,792    7.056   358.06  618    79.1
West Virginia                   $56,720     1     0.06      $56,720   10.500   360.00  558    80.0
Wisconsin                      $476,683     4     0.52     $119,171    8.129   359.51  627    77.6
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 3 of 9              6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                                Aggregate (SilentSeconds)
                                                ARM and Fixed $92,314,832
                                                     Detailed Report
--------------------------------------------------------------------------------------------------
                                                  Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF     AVERAGE    GROSS     REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM FICO     LTV
--------------------------------------------------------------------------------------------------
<= 50.00                       $211,764     2     0.23    $105,882    7.304    341.84  634    46.0
55.01 - 60.00                  $304,000     1     0.33    $304,000    7.750    360.00  655    56.1
65.01 - 70.00                $1,107,298     9     1.20    $123,033    7.699    336.94  573    68.8
70.01 - 75.00                $4,829,990    26     5.23    $185,769    8.057    356.76  606    75.0
75.01 - 80.00               $85,734,352   491    92.87    $174,612    7.007    359.20  636    80.0
80.01 - 85.00                   $55,493     1     0.06     $55,493    9.350    358.00  604    80.5
85.01 - 90.00                   $71,934     1     0.08     $71,934    9.850    358.00  584    90.0
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00    $173,851    7.077    358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                              Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
4.501 - 5.000                  $750,704     3     0.81     $250,235    4.934   360.00  668    80.0
5.001 - 5.500                $1,382,134     6     1.50     $230,356    5.423   358.74  660    80.0
5.501 - 6.000                $8,954,582    47     9.70     $190,523    5.845   359.19  645    79.8
6.001 - 6.500               $20,359,365   102    22.05     $199,602    6.329   359.45  642    79.5
6.501 - 7.000               $21,781,154   121    23.59     $180,010    6.763   359.41  636    79.7
7.001 - 7.500               $11,886,202    65    12.88     $182,865    7.255   359.54  631    79.8
7.501 - 8.000               $11,817,566    68    12.80     $173,788    7.751   359.49  639    78.5
8.001 - 8.500                $6,269,365    47     6.79     $133,391    8.302   359.22  628    79.5
8.501 - 9.000                $5,393,738    32     5.84     $168,554    8.767   357.28  591    78.6
9.001 - 9.500                $1,538,043    15     1.67     $102,536    9.241   358.02  593    80.0
9.501 - 10.000               $1,143,485    10     1.24     $114,349    9.803   350.26  596    77.6
10.001 - 10.500                $638,882    10     0.69      $63,888   10.306   326.97  566    77.2
10.501 - 11.000                $332,511     3     0.36     $110,837   10.872   330.31  567    77.0
11.001 - 11.500                 $25,082     1     0.03      $25,082   11.375   295.00  658    75.0
11.501 - 12.000                 $42,020     1     0.05      $42,020   11.750   298.00  560    75.0
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634   79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                      Property Type
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
SFR                         $61,459,493   358    66.58     $171,675    7.110   358.49  635    79.2
PUD                         $15,347,814    85    16.63     $180,563    6.914   359.14  625    80.0
CND                         $11,265,844    65    12.20     $173,321    6.894   359.48  639    79.7
2 FAM                        $3,511,592    20     3.80     $175,580    7.489   359.65  637    79.5
4 FAM                          $558,870     1     0.61     $558,870    8.625   359.00  582    80.0
CNDP                           $171,218     2     0.19      $85,609    8.309   359.36  613    80.0
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 4 of 9              6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                                Aggregate (SilentSeconds)
                                                ARM and Fixed $92,314,832
                                                     Detailed Report
--------------------------------------------------------------------------------------------------
                                                         Purpose
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
PUR                         $84,062,555   490    91.06     $171,556    7.096   358.79  634    79.7
RCO                          $7,522,007    36     8.15     $208,945    6.822   358.55  627    76.5
RNC                            $730,270     5     0.79     $146,054    7.491   359.03  635    79.9
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                        Occupancy
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
OO                          $91,609,712   529    99.24     $173,175    7.065   358.77  634    79.4
INV                            $705,120     2     0.76     $352,560    8.599   358.79  583    79.0
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
181 - 300                      $918,372    18     0.99      $51,021   10.050   295.46  571    71.6
301 - 360                   $91,396,460   513    99.01     $178,161    7.047   359.41  634    79.5
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
FULL                        $59,422,692   353    64.37     $168,336    6.994   358.87  616    79.4
STATED INCOME               $32,892,140   178    35.63     $184,787    7.226   358.58  665    79.4
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                               Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
781 - 800                      $223,600     1     0.24     $223,600    6.490   360.00  798    80.0
761 - 780                    $1,990,014     8     2.16     $248,752    6.977   359.67  768    79.7
741 - 760                      $490,079     3     0.53     $163,360    6.908   359.29  751    80.0
721 - 740                    $2,052,158    12     2.22     $171,013    6.566   359.58  729    80.0
701 - 720                    $2,916,891    16     3.16     $182,306    6.713   359.49  710    80.0
681 - 700                    $6,579,641    33     7.13     $199,383    6.759   359.01  691    79.6
661 - 680                   $10,176,544    51    11.02     $199,540    6.876   359.36  670    79.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 5 of 9              6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------



                                           Aggregate (SilentSeconds)
                                           ARM and Fixed $92,314,832
                                                Detailed Report
--------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
641 - 660                   $11,323,445    62    12.27     $182,636    6.986   358.69  648    79.0
621 - 640                   $15,020,610    92    16.27     $163,268    6.984   359.14  631    79.7
601 - 620                   $20,685,110   107    22.41     $193,319    6.982   359.32  611    79.3
581 - 600                   $13,134,727    84    14.23     $156,366    7.200   359.07  590    79.3
561 - 580                    $4,871,638    35     5.28     $139,190    7.820   358.62  570    79.7
541 - 560                    $1,025,006    11     1.11      $93,182    9.093   344.46  551    78.3
521 - 540                    $1,059,196     8     1.15     $132,400    9.019   351.51  528    75.0
501 - 520                      $628,854     5     0.68     $125,771    9.344   347.10  514    78.3
<= 500                         $137,318     3     0.15      $45,773    8.737   336.04  481    77.8
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                     Grade
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
--------------------------------------------------------------------------------------------------
A                           $83,954,654   475    90.94     $176,747    7.027   359.03  636    79.6
A-                           $1,518,070    14     1.64     $108,434    7.245   351.62  614    78.7
B                            $3,104,285    18     3.36     $172,460    7.262   355.80  616    78.4
C                            $2,087,317    12     2.26     $173,943    8.284   357.40  608    75.3
C-                           $1,031,593     9     1.12     $114,621    7.564   359.33  586    80.0
D                              $618,912     3     0.67     $206,304    7.557   359.17  638    79.4
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00     $173,851    7.077   358.77  634    79.4
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF     AVERAGE    GROSS     REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM FICO     LTV
--------------------------------------------------------------------------------------------------
0                           $20,863,793   105    22.60    $198,703    7.814    359.32  635    79.5
12                           $2,792,259    14     3.02    $199,447    7.723    359.32  634    79.3
24                          $36,174,994   206    39.19    $175,607    6.654    359.03  634    79.6
36                          $31,694,867   201    34.33    $157,686    7.003    358.04  632    79.5
60                             $788,918     5     0.85    $157,784    7.627    359.64  633    68.0
--------------------------------------------------------------------------------------------------
                            $92,314,832   531   100.00    $173,851    7.077    358.77  634    79.4
--------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll                               (Excludes 12 Fixed Rate Mortgages
-----------------------------------------------------------------------------------------------------------------------------------

                         WA     CURRENT  # OF     % OF     AVERAGE    GROSS     REMG.         ORIG
DESCRIPTION             MTR     BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM FICO     LTV
--------------------------------------------------------------------------------------------------
0 - 6                     4  $1,222,667    20     1.35     $61,133    9.413    311.17  563    71.9
19 - 24                  23 $38,524,310   219    42.64    $175,910    6.639    359.20  637    79.7
32 - 37                  36 $50,599,174   280    56.01    $180,711    7.316    359.55  632    79.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 6 of 9              6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                           Aggregate (SilentSeconds)
                                                 ARM and Fixed
                                                  $92,314,832
                                                Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Months to Roll                               (Excludes 12Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                        WA      CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION            MTR      BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                            $90,346,151   519   100.00     $174,077    7.056   358.75  633    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                                  (Excludes 12 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                  $470,600     3     0.52     $156,867    6.369   358.49  627    80.0
4.001 - 5.000                $1,628,323     8     1.80     $203,540    5.632   359.23  650    80.0
5.001 - 6.000               $21,941,021   130    24.29     $168,777    6.870   357.86  624    79.3
6.001 - 7.000               $40,613,675   212    44.95     $191,574    6.779   358.93  638    79.5
7.001 - 8.000               $19,147,034   117    21.19     $163,650    7.600   359.17  634    79.7
8.001 - 9.000                $6,268,109    44     6.94     $142,457    8.149   359.25  631    79.8
9.001 - 10.000                 $277,390     5     0.31      $55,478    9.540   359.01  631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
6.620                       $90,346,151   519   100.00     $174,077    7.056   358.75  633    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates                                (Excludes 12 ixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                $189,650     1     0.21     $189,650    5.900   359.00  639    80.0
11.501 - 12.000              $1,736,857     8     1.92     $217,107    5.547   359.32  685    80.0
12.001 - 12.500              $2,840,445    14     3.14     $202,889    5.899   358.71  644    80.0
12.501 - 13.000              $9,484,995    49    10.50     $193,571    5.990   359.23  643    79.8
13.001 - 13.500             $19,149,202    97    21.20     $197,414    6.341   359.50  642    79.2
13.501 - 14.000             $20,237,394   114    22.40     $177,521    6.785   359.42  636    80.0
14.001 - 14.500             $11,530,476    62    12.76     $185,975    7.262   359.54  628    79.8
14.501 - 15.000             $11,148,204    63    12.34     $176,956    7.793   359.46  637    79.2
15.001 - 15.500              $6,058,115    46     6.71     $131,698    8.305   358.60  627    79.5
15.501 - 16.000              $4,472,965    28     4.95     $159,749    8.783   357.64  586    78.5
16.001 - 16.500              $1,479,643    14     1.64     $105,689    9.240   357.94  592    80.0
16.501 - 17.000              $1,071,551     9     1.19     $119,061    9.800   349.74  596    76.8
17.001 - 17.500                $547,042     9     0.61      $60,782   10.274   321.43  542    76.7
17.501 - 18.000                $332,511     3     0.37     $110,837   10.872   330.31  567    77.0
18.001 - 18.500                 $25,082     1     0.03      $25,082   11.375   295.00  658    75.0
18.501 - 19.000                 $42,020     1     0.05      $42,020   11.750   298.00  560    75.0
-----------------------------------------------------------------------------------------------------------------------------------
13.989                      $90,346,151   519   100.00     $174,077    7.056   358.75  633    79.5
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 7 of 9              6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                           Aggregate (SilentSeconds)
                                                 ARM and Fixed
                                                  $92,314,832
                                                Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                           Initial Periodic Rate Cap                             (Excludes 12 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $304,296     2     0.34     $152,148    7.492   358.57  539    72.7
1.500                       $76,787,998   428    84.99     $179,411    7.113   358.80  633    79.5
3.000                       $13,253,858    89    14.67     $148,920    6.714   358.42  639    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                            $90,346,151   519   100.00     $174,077    7.056   358.75  633    79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                     Subsequent Periodic Rate Cap                                (Excludes 12 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                       $12,726,389    87    14.09     $146,280    6.736   357.99  635   79.8
1.500                       $77,619,763   432    85.91     $179,675    7.108   358.87  633   79.5
-----------------------------------------------------------------------------------------------------------------------------------
                            $90,346,151   519   100.00     $174,077    7.056   358.75  633   79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                     Range of Lifetime Rate Floor                                (Excludes 12 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                  $940,354     4     1.04     $235,089    5.129   359.80  662   80.0
5.001 - 6.000               $10,575,403    54    11.71     $195,841    5.824   359.11  648   79.9
6.001 - 7.000               $41,697,614   222    46.15     $187,827    6.557   359.43  639   79.6
7.001 - 8.000               $22,704,696   129    25.13     $176,005    7.507   359.50  635   79.5
8.001 - 9.000               $10,913,795    73    12.08     $149,504    8.503   358.24  608   79.1
9.001 - 10.000               $2,567,635    23     2.84     $111,636    9.488   354.52  593   78.9
> 10.000                       $946,654    14     1.05      $67,618   10.579   322.81  554   76.7
-----------------------------------------------------------------------------------------------------------------------------------
                            $90,346,151   519   100.00     $174,077    7.056   358.75  633   79.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Next Interest Adjustment Date                           (Excludes 12 Fixed Rate  Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/05                          $195,734     6     0.22      $32,622    9.353   292.48  608   62.0
08/05                          $114,306     2     0.13      $57,153   10.217   296.00  562   77.3
09/05                          $179,710     3     0.20      $59,903   10.110   294.32  617   74.5
10/05                          $224,574     3     0.25      $74,858    9.899   331.17  552   79.1
11/05                          $321,801     3     0.36     $107,267    7.916   331.60  532   68.5
12/05                          $186,543     3     0.21      $62,181   10.312   296.99  531   73.6
03/07                          $783,424     6     0.87     $130,571    6.969   357.00  615   80.0
04/07                        $9,001,866    62     9.96     $145,191    6.496   358.03  624   80.1
05/07                       $10,652,793    57    11.79     $186,891    6.500   359.00  651   79.5
06/07                       $18,086,227    94    20.02     $192,407    6.778   360.00  636   79.7
04/08                        $5,120,177    37     5.67     $138,383    7.709   358.08  633   79.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 8 of 9              6/3/2005 12:59:00 PM

       [LOGO OMITTED] Countrywide                                                 Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                   CWABS 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------------


                                           Aggregate (SilentSeconds)
                                           ARM and Fixed $92,314,832
                                                Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Interest Adjustment Date                           (Excludes 12 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT  # OF     % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOAN    TOTAL      BALANCE      WAC     TERM FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
05/08                       $12,883,361    62    14.26     $207,796    7.551   359.00  632    79.7
06/08                       $32,595,636   181    36.08     $180,086    7.161   360.00  632    79.4
-----------------------------------------------------------------------------------------------------------------------------------
                            $90,346,151   519   100.00     $174,077    7.056   358.75  633    79.5
-----------------------------------------------------------------------------------------------------------------------------------























------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                  Page 9 of 9              6/3/2005 12:59:00 PM